Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Upbancorp, Inc. (the “Company”) on Form 10Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report”), I, Richard K. Ostrom, Chairman of the Board, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

\s\ Richard K. Ostrom

Richard K. Ostrom
Chairman of the Board, President and Chief Executive Officer
November 8, 2002

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Upbancorp, Inc. (the “Company”) on Form 10Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report”), I, Kathleen L. Harris, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

\s\ Kathleen L. Harris

Kathleen L. Harris
Senior Vice President and Chief Financial Officer
November 8, 2002